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                               KOALA CORPORATION                   EXHIBIT 10.2
                            1995 STOCK OPTION PLAN
                          AMENDED AND RESTATED AS OF
                               JANUARY 26, 1998


     On May 21, 1996 the stockholders of Koala Corporation (the "Corporation") approved the Corporation's 1995 Stock Option Plan (the "Original Plan"). The effective date of the Original Plan was November 3, 1995. The maximum number of shares authorized to be granted pursuant to Options (as defined below) under the Original Plan was 400,000. As of January 26, 1998, 374,000 shares were subject to outstanding Options or had been granted pursuant to the exercise of Options under the Original Plan. Options granted prior to January 26, 1998 effective date of New Plan] shall be governed by the Original Plan.

     On May 19, 1998 the stockholders of the Corporation approved the Corporation's 1995 Stock Option Plan as Amended and Restated as of January 26, 1998 (the "New Plan"). The effective date of the New Plan is January 26, 1998. The New Plan is authorized to grant an additional 250,000 shares pursuant to Options. The total number of shares that may be issued pursuant to Options under the New Plan is 276,000. Options granted on or after January 26, 1998 shall be governed by the New Plan.

     1.   Purposes.  The principal purposes of the Corporation's 1995 Stock
          --------
Option Plan (the "Plan") are (a) to improve individual performance by providing long-term incentives and rewards to the Corporation's employees, directors and consultants, (b) to assist the Corporation in attracting, retaining and motivating employees, directors and consultants with experience and ability, and
(c) to associate the interests of such persons with those of the Corporation's shareholders.

     Options granted under the New Plan may either be Incentive Stock Options (as defined below) or Non-Qualified Stock Options (as defined below).

This Plan is separate from the Corporation's 1993 Stock Option Plan.

     2.   Definitions.  For purposes of this Plan, the following capitalized
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terms shall have the meanings indicated below:

     a.   "Board" - the Board of Directors of Koala Corporation.

     b. "Capital Stock" - any of the Corporation's authorized but unissued shares of voting common stock, par value of Ten Cents ($.10) per share.

     c. "Code" - the Internal Revenue Code of 1986, as amended from time to time.

     d. "Committee" - (i) a group appointed by the Board consisting solely of not less than two "non-employee" members of the Board within the meaning of and to the extent required by the General Rules and Regulations promulgated pursuant to Section 16 of the Exchange
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     Act (the "Section 16 Regulations"), or (ii) if no such group is appointed, all members of the Board.

     e. "Corporation" - the Corporation and any of its Subsidiaries or Parents.

     f. "Exchange Act" - the Securities Exchange Act of 1934, as amended from time to time.

     g. "Disabled" - permanently and totally disabled as defined in section 22(e)(3) of the Code.

     h. "Fair Market Value" - the price per share determined as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the Nasdaq National Market System), the reported last sales price on such principal exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the reported last sales price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the Nasdaq National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee (as defined below), which determination shall be final and binding on all parties. Fair Market Value shall be determined without regard to any restriction other than a restriction which by its terms will never lapse.

     i. "Incentive Stock Option" - an "incentive stock option" as that term is defined in subsection 422(b) of the Code, to purchase shares of Capital Stock. An Incentive Stock Option shall only be granted pursuant to an "Incentive Stock Option Agreement."

     j. "Non-Qualified Stock Option" - an option, not intended to qualify as an Incentive Stock Option, to purchase shares of Capital Stock. A Non-Qualified Stock Option shall only be granted pursuant to a "Non-Qualified Stock Option Agreement."

     k.   "Option" - an Incentive Stock Option or a Non-Qualified Stock Option.

     l. "Option Agreement" - a written agreement pursuant to which the Corporation grants an option to an Optionee and which sets the terms and conditions of the option. The term shall refer to an Option Agreement pertaining to an Incentive Stock Option (an "Incentive Stock Option Agreement") or an Option Agreement pertaining to a Non-Qualified Stock Option (a "Non-Qualified Stock Option Agreement").

     m. "Option Date" - the date on which an Option is granted, which shall be the date upon which an Option Agreement is duly executed by or on behalf of the Corporation.

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     n.  "Option Stock" - the Capital Stock reserved for Options pursuant to this Plan (subject to adjustment as described in section 8), or any other class of stock of the Corporation which may be substituted therefor by exchange, stock split or otherwise.

     o. "Optionee" - the person to whom an option to purchase shares of Capital Stock has been granted by means of an Incentive Stock Option or a Non-Qualified Stock Option.

     p. "Parent" - a corporation that, at the time of granting the Option, directly or indirectly through related corporations, owns more than fifty percent of the voting power of the shares entitled to vote for directors of the Corporation. The term shall include a corporation which becomes such after adoption of this Plan.

     r. "Permitted Transferee" - the person to whom a Non-Qualified Stock Option is transferred pursuant to subsection (f)(ii) of section 7.

     s. "Plan" - the Original Plan, the New Plan or both, as the context may require.

     q. "Subsidiary" - any corporation in an unbroken chain of corporations beginning with the Corporation, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

     t. "Successor" - the legal representative of the estate of a deceased Optionee or the person or persons who have acquired the Option by the Optionee's will or by the laws of descent and distribution.

     3.  Shares Available Under Plan.  The maximum number of shares that may be
         ---------------------------
issued pursuant to options granted under the Plan is 650,000. The Corporation's authorized Capital Stock in an amount equal to 650,000 shares is hereby made available, and shall be reserved for issuance under this Plan. As of January 26, 1998, 374,000 shares were subject to outstanding Options or had been granted pursuant to the exercise of Options under the Original Plan. The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in section 8.
Except as provided in section 8, in no event shall the number of shares reserved be reduced below the number of shares issuable upon exercise of outstanding Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan.

     4.  Administration.  The Plan shall be administered by the Committee,
         --------------
which shall have full and final authority in its discretion to interpret and administer the Plan. Whenever the Committee is comprised of fewer than all of the members of the Board, the Committee shall report all actions taken by it to the Board.

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

     The Corporation shall grant Options pursuant to the Plan upon determinations of the Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned, the exercise price of the Option, and the term during which any such Options may be exercised. The Committee may from time to time adopt rules and regulations for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

     5.   Eligibility for Incentive Stock Options.  All employees of the
          ---------------------------------------
Corporation are eligible to receive Incentive Stock Options. Incentive Stock Options shall be granted in connection with the Optionee's employment with the Corporation. A director of the Corporation who is not also an employee, and a consultant to the Corporation who is not also an employee, shall not be eligible to receive an Incentive Stock Option.

     In selecting the employees to whom Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purposes of the Plan. For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all stock option plans of the Corporation) shall not exceed $100,000. An employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

     6.   Eligibility for Non-Qualified Stock Options.  Non-Qualified Stock
          -------------------------------------------
Options may be granted to any employee, director or consultant of or to the Corporation. No further restrictions are placed on the Committee in determining eligibility for granting Non-Qualified Stock Options.

     7.   Terms and Conditions of Options.  Whenever the Committee shall
          -------------------------------
designate an Optionee, it shall communicate to the Secretary of the Corporation the name of the Optionee, the number of shares to be subject to the Option, the nature of the Option (Incentive Stock Option or Non-Qualified Stock Option) and such other terms and conditions (including a vesting schedule, if any) as it shall determine, not inconsistent with the provisions of this Plan. The President or other officer of the Corporation shall then enter into an Option Agreement with the Optionee, complying with and subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

     a.   Type of Option.  The Option Agreement shall state whether it is an
          --------------
     Incentive Stock Option or a Non-Qualified Stock Option.

     b.   Number of Shares and Option Price.  The Option Agreement shall state
          ---------------------------------
     the total number of shares of Option Stock to which it pertains. The price of the Option Stock subject to an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Option Stock at the Option Date. The price of the Option Stock subject to a Non-Qualified Stock Option shall be determined by the Committee and may be less than

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     the Fair Market Value of the Option Stock at the Option Date.  In the
     event an Incentive Stock Option is granted to an employee who, at the Option Date, owns more than ten percent (10%) of the voting power of all classes of the Corporation's stock then outstanding, the price of the Option Stock covered by such Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Option Stock at the Option Date. The Option price shall be subject to adjustment as provided in section 8 hereof.

     c.  Time and Manner of Exercise of Option.  The vesting and time of
         -------------------------------------
     exercise of each Option shall be determined from time to time by the Committee and shall be set forth in the Option Agreement with each Optionee. During the Optionee's lifetime, an Incentive Stock Option, by its terms, shall be exercisable only by the Optionee, except as provided in subsection (f) of this section. No Option may be exercised after ten (10) years from the Option Date; provided that no Incentive Stock Option granted to an owner of more than ten percent (10%) of the voting power of all classes of the Corporation's stock then outstanding may be exercised after five (5) years from the Option Date.

     d.  Termination of Employment, Except Death or Disability.  In the event
         -----------------------------------------------------
     that an Optionee shall cease to be employed by the Corporation for any reason other than his or her death, disability or "for cause," such Optionee shall have the right to exercise any outstanding Options which were exercisable at the time of termination of employment at any time within three (3) months after the termination of employment or until the earlier expiration of the Option under this Plan or the Option Agreement. Any exercisable Options not exercised within the three (3) month period shall expire at the end of such period. In the event that the Optionee's employment with the Corporation shall be terminated "for cause" including but not limited to: (i) willful breach of any agreement entered into with the Corporation; (ii) misappropriation of the Corporation's property, fraud, embezzlement, other acts of dishonesty against the Corporation; or
     (iii) conviction of any felony or crime involving moral turpitude, the Option shall expire one day prior to the date of the Optionee's termination of employment.

     e.  Death or Disability of Optionee.  If the Optionee shall die or become
         -------------------------------
     Disabled (i) while in the employ of the Corporation, or (ii) within a period of three (3) months after the termination of his or her employment with the Corporation, except termination "for cause," as provided in subsection (d) of this section, and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan which were exercisable at the date of termination of employment shall be exercisable only on or before the earlier of (i) six (6) months following his or her death or date of disability or (ii) the originally stated expiration thereof. In the case of death, such Option shall be exercised pursuant to subsection (g) of this section by the Optionee's Successor or by a Permitted Transferee pursuant to subsection (f)(ii) of this section, and only to the extent that such Options were exercisable at the time of death.

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     f. Transfer of Option.
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        (i)    Incentive Stock Options. Each Incentive Stock Option granted
               -----------------------
               hereunder, by its terms, shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee or the Optionee's legally appointed personal representative in the event the Optionee has been found legally incompetent to manage his or her affairs. Except as permitted by the preceding sentence, each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option Agreement or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

        (ii)   Non-Qualified Stock Options.  Each Non-Qualified Stock Option
               ---------------------------
               granted hereunder shall, by it terms, be subject to the same conditions contained in subsection (f)(i) of this section, except that any Non-Qualified Stock Option granted hereunder may be transferred for no consideration to (a) immediate family members of the Optionee or to trusts or partnerships for the benefit of such family members, without the consent of the Board, or (b) to other persons or entities upon written consent of the Board.

     g.  Manner of Exercise of Options.  An Option shall be exercisable only by:
         -----------------------------
     (i) written notice to the Corporation of intent to exercise the Option with respect to a specified number of shares of Option Stock; (ii) tendering the original Option Agreement to the Corporation; and (iii) payment to the Corporation of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised.
     Payment of the Option purchase price may be made in cash (including certified check, bank draft or postal or express money order), by delivery of shares of Capital Stock with a Fair Market Value equal to the Option purchase price, by a combination of cash and such shares, whose value together with such cash shall equal the Option purchase price or by any other method of payment which the Committee shall approve and, in the case of an Incentive Stock Option, which shall not be inconsistent with the provisions of section 422 of the Code. An Option may be exercised in whole or in part; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the Optionee or person exercising the Option. When shares of Option Stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Corporation before the Option Agreement is returned to the Optionee. When all shares of Option Stock covered by the Option Agreement

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

     have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be surrendered to the Corporation for cancellation. When shares of Option Stock are issued to the Optionee pursuant to the exercise of an Incentive Stock Option, the Corporation may (but shall not be required to) notify the Optionee of the period the Optionee must hold the shares to obtain the preferred tax treatment of the Incentive Stock Option.

     h.  Delivery of Certificate.  Except where shares are held for unpaid
         -----------------------
     withholding taxes, between fifteen (15) and thirty (30) days after receipt of the written notice and payment specified above, the Corporation shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Corporation, or the stock transfer agent for the Corporation, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee at the address specified in the written notice of exercise.

     i.  Certain Dispositions of Option Stock.  Any Incentive Stock Options
         ------------------------------------
     granted pursuant to this Plan shall require that if an Optionee or Successor shall dispose of Option Stock by way of sale, exchange, gift, transfer of legal title, or otherwise within (i) the two-year period beginning on the Option Date, or (ii) the one-year period beginning on the date on which the Option Stock was transferred to such individual pursuant to the exercise of an Incentive Stock Option, such individual shall promptly report the disposition to the Corporation in writing and shall furnish the Corporation such details concerning the disposition as the Corporation may reasonably request.

     j.  Other Provisions.  The Option Agreements under this section shall
         ----------------
     contain such other provisions as the Committee shall deem advisable.

     8.   Adjustments.  In the event that the outstanding shares of the common
          -----------
stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option Price per share. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Option or a grant of additional benefits to a participant.

     If the Corporation does not exercise its right under section 13 hereof to accelerate the date of any Options and is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, its shares of common stock are exchanged for: (i) other securities of the Corporation or (ii) securities of another corporation which has assumed the outstanding options under the Plan or has substituted for such Options its own Options, then each Optionee shall be entitled (subject to the conditions stated herein or in such substituted Options, if any), in respect of that Optionee's Options, to purchase that amount of such other securities of the Corporation or of such other corporation as is sufficient to ensure that the value of the Optionee's Options immediately before the corporate transaction is equivalent to the value of such Options immediately after the transaction, taking into account the Option Price of the Option before such transaction, the Fair Market Value per share of the common stock immediately before such transaction and the Fair Market Value immediately after the transaction, of the securities then subject to that Option (or to the option substituted for that Option, if any). Upon the happening of any such corporate transaction, the class and aggregate number of shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this clause.

     9.   Rights as Stockholder.  An Optionee or Successor shall not, by reason
          ---------------------
of any Option granted hereunder, have any right of a stockholder of the Corporation with respect to the shares covered by his or her Option until such shares shall have been issued to the Optionee or Successor.

     10.  No Obligation to Exercise Option.  The granting of an Option shall
          --------------------------------
impose no obligation upon the Optionee to exercise such Option. Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the Corporation's rights to terminate such employment.

     11.  Withholding Taxes.  Whenever under the Plan shares of Option Stock are
          -----------------
to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificate or certificates for said shares by the Corporation, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy any federal and state withholding or other employment taxes resulting from such exercise. In the event that withholding taxes are not paid within five days after the date of exercise, to the extent permitted by law the Corporation shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of shares of Option Stock deliverable or by offsetting such withholding taxes against amounts otherwise due from the Corporation to the Optionee. If withholding taxes are paid by reduction of the number of shares deliverable to the Optionee, such shares shall be valued at the Fair Market Value as of the fifth business day following the date of exercise.

     12.  Purchase for Investment; Rights of Holder on Subsequent Registration.
          --------------------------------------------------------------------
Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended (the "1933 Act"), and, to the extent required under applicable state securities laws, the Corporation shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Corporation which is satisfactory in form and scope to counsel for the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the shares issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law. Such shares may be disposed of by an Optionee in the following manner only: (1) pursuant to an effective registration statement covering such resale or reoffer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (3) in a transaction that meets all the requirements of Rule 144 of the Securities and Exchange Commission. If shares of stock covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of Optionees who are directors, officers, or principal shareholders of the Corporation. Such persons may dispose of shares only by one of the three aforesaid methods. In the event that the Corporation shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Corporation shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Corporation and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

     13.  Modification of Outstanding Options.  The Committee, without the
          -----------------------------------
consent of the Optionee, may accelerate the exercisability of an outstanding Option upon the merger, consolidation, reorganization or similar transaction with another entity and shorten the time period within which an Optionee must exercise his or her Options. In addition, the Committee, at any time, may authorize modification of any outstanding Option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of the Corporation and in accordance with the purposes of the Plan.

     14.  Foreign Employees.  Without amending the Plan, the Committee may grant
          -----------------
Options to eligible employees who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such modification, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Corporation operates or has employees.

     15.  Approval of Shareholders.  The New Plan is expressly subject to
          ------------------------
approval of holders of the majority of the outstanding shares of common stock of the Corporation, and if it is not so approved on or before twelve (12) months after the date of adoption of the New Plan by the Board, the New Plan shall not come into effect and the Original Plan shall remain in effect.

     16.  Liquidation.  Upon the complete liquidation of the Corporation, any
          -----------
unexercised Options theretofore granted under this Plan shall be deemed canceled, except as otherwise provided in section 8 in connection with a merger, consolidation or reorganization of the Corporation.

     17.  Termination and Amendment of the Plan.  The New Plan shall terminate
          -------------------------------------
ten (10) years after January 26, 1998, the effective date of the New Plan, or at such earlier time as the Board shall determine. Any termination shall not affect any Options then outstanding under the Plan.

     The Board may make such modifications of the Plan as it shall deem advisable, but may not, without further approval of the stockholders of the Corporation, except as provided in section 8 hereof, (a) increase the number of shares reserved for Options under this Plan, (b) change the manner of determining the Option price for Incentive Stock Options, (c) extend the term of the Plan, (d) increase the maximum term of the Options provided for herein, or
(e) change the class of persons eligible to receive Options under the Plan.